UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 27, 2005




                              NEOPROBE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-26520                31-1080091
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(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)         Identification No.)

     425 Metro Place North, Suite 300, Columbus, Ohio                43017
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (614) 793-7500


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On September 27, 2005, the Audit Committee of the Board of Directors of Neoprobe Corporation ("Company") accepted the resignation of KPMG, LLP ("KPMG") as the Company's principal accountants, and approved the engagement of BDO Seidman LLP ("BDO"), as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG's decision to resign was made after being informed that the Audit Committee was considering engaging another accounting firm. The Audit Committee's decision to change independent accountants was approved by the Board of Directors of the Company.

KPMG's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2004 and the subsequent interim period through September 27, 2005, i) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, and ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

A letter from KPMG is attached as Exhibit 16.1 to this Current Report on Form
8-K.

During the years ended December 31, 2004 and December 31, 2003 and through the date hereof, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(2)(i) and (a)(2)(ii) of Regulation S-B. Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.


Exhibit
Number                     Exhibit Description


16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated September 28, 2005.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Neoprobe Corporation


Date: September 30, 2005                     By:   /s/ Brent L. Larson
                                                ------------------------------
                                             Brent L. Larson, Vice President
                                             Finance and Chief Financial Officer

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